UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 19, 2021 (October 18, 2021)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Clearday, Inc. (the “Company” or “Clearday”), entered into an agreement, dated as of October 18, 2021 (the “EMC Agreement”), with Emerging Markets Consulting, LLC (“EMC”) to provide certain investor relations, including the distribution of press releases and other Company information. EMC Agreement provides for a term that is month to month. The initial fee under the EMC Agreement is $150,000. The Company has agreed to indemnify EMC and take appropriate actions to comply with Section 17(b) of the Securities Act of 1933, as amended. EMC will not act as a broker or dealer and will not receive any transaction based compensation.

The foregoing description of the EMC Agreement is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of the EMC Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, as well as assumptions made by, and information currently available to, management and may include, but are not limited to, statements regarding the Company’s opportunities with its innovative products and services, and statements regarding the nature, potential approval and commercial success of Clearday and its product line, the effects of having shares of its capital stock traded on the OTC Market, the Company’s financial resources and cash expenditures. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results may differ materially from those indicated by forward-looking statements as a result of various factors, risks and uncertainties. These factors, risks and uncertainties include, but are not limited to: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses, including with respect to future financial and operating results; the ability to develop its innovate non-acute care businesses and the acceptance of its proposed products and services; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses, including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective(registration no. 333-256138). The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. The forward-looking statements included in this communication represent the Company’s views as of the date hereof. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

(d)	Exhibits.

No.	Description

10.1	Agreement between the Company and Emerging Markets Consulting, LLC dated as of October 18, 2021

99.1	Press release by the Company dated October 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated October 19, 2021